AMENDMENT NO. 1
                                       To
                          Securities Purchase Agreement


         This Amendment No. 1 (this "Amendment") to Securities Purchase Agreement (the "Underlying Agreement"), dated as of April 11, 1997, between General Acceptance Corporation, an Indiana corporation (the "Company"), and Capitol American Life Insurance Company, an Arizona life insurance company (the "Purchaser"), is made as of September 16, 1997 between the Company and the Purchaser.

                               W I T N E S S T H:

         Whereas, simultaneously with the execution and delivery of this Amendment, the Company and Conseco, Inc., an Indiana corporation ("Conseco"), are entering into an Agreement, of even date herewith (the "September Agreement"), which provides, among other things, for the guarantee by Conseco of certain obligations of the Company to General Electric Capital Corporation ("GECC") pursuant to that certain Limited Continuing Guaranty, of even date herewith, issued by Conseco for the benefit of GECC (the "Guaranty") in consideration, among other things, for the issuance to Conseco of (x) the Company's 12% Subordinated Convertible Note, of even date herewith (the "Note"), in an aggregate principal amount of $10,000,000 and all other amounts paid by, or on behalf of, Conseco pursuant to the Guaranty which is convertible into shares of common stock, no par value, of the Company ("Common Stock"), and (y) a Warrant, of even date herewith (the "Warrant"), to purchase 500,000 shares of Common Stock, in each case adjustable as provided therein; and

         Whereas, the parties desire to amend the Underlying Agreement as provided by this Amendment.

         NOW, THEREFORE, in order to induce the parties hereto to enter into the September Agreement and the Supplemental Agreements referred to therein and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Underlying Agreement is hereby amended as of the date hereof as follows:

         1. Terms defined herein shall have the meanings ascribed to them in this Amendment. Unless otherwise defined herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Underlying Agreement.

         2. All references in the Underlying Agreement to the Agreement shall mean the Underlying Agreement as amended by this Amendment.


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         3.  Section 9.1 of  the  Underlying  Agreement  is   hereby  amended by
inserting at the end thereof the following: "(l) An Event of Default (as defined in the September Agreement) shall occur."

         4. Section 10.1 of the Underlying Agreement is hereby amended to be and read in its entirety as follows:

                  "10.1. Events. The following events shall be considered triggering events under this Agreement ("Triggering Events"): if (x) upon the earlier of a request for conversion or exercise under the Debentures, the Note or the Warrant or the maturity date of the Debentures or the Warrant, the Company fails or refuses to register shares of Common Stock issued or issuable to the Purchaser pursuant to the terms and provisions of the Registration Rights Agreement, or (y) at any time a holder of Common Stock obtained through conversion under the Debentures or the Note or upon exercise under the Warrant requests registration of such securities pursuant to an existing registration rights agreement with the Company, the Company fails or refuses to register such shares of Common Stock pursuant to the terms and provisions of such registration agreement."

         5. Section 10.2 of the Underlying Agreement is hereby amended to insert in lieu of the term "to redeem the Debentures" in the third line thereof the following: "to redeem or repurchase, as the case may be, the Debentures, the Note or the Warrant, as the case may be,".

         Except as otherwise provided herein, the terms and provisions of the Underlying Agreement shall remain unchanged and continue in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.



                                         CAPITOL AMERICAN LIFE
                                             INSURANCE COMPANY



                                          By /s/ ROLLIN M. DICK


                                           GENERAL ACCEPTANCE
                                               CORPORATION


                                           By /s/ R.E. ALGOOD, President


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